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                                                                  EXHIBIT T3B(2)


[illegible stamps]


HORACIO [ILLEGIBLE]

LICENSED NOTARY


REFORM OF [ILLEGIBLE] CENTRAL TERMICA GUEMES SOCIEDAD ANONIMA. - RECORD NUMBER TWO HUNDRED EIGHTEEN. - In the city of Buenos Aires, capital of the Argentine Republic, on the eighth day of September of nineteen hundred and ninety-two, before me, a licensed notary enrolled in the Federal Notary Register, APPEARED the person who is identified below as stated by his personal data: Doctor
Alfredo Jose CASTANON, married, an Argentine citizen, with National Identification Card Number 10.625.551, with legal address at Avenida Leandro N. Alem number 1134, Ninth Floor, in this city. - I believe the party appearing has the legal capacity to make this record. I hereby attest to this under the terms of Article 1001 of the Civil Code, having determined his identity. - He is APPEARING on behalf of the CENTRAL TERMICA GUEMES S.A., with main offices located at Avenida Leandro N. Alem number 1134, Ninth Floor, in this city, in his capacity as Vice President for the company, which is verified at the end of this document, and he hereby STATES: that in compliance with the provisions set forth in the Bylaws, he is appearing to officially record the amendments introduced in Article Three of Energy Department Resolution Number 99 dated July 5, 1992, and Articles Five, Six, Eight, Fourteen and Twenty-Four of the Bylaws, as provided by
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Resolutions number 133, 145 and 153 recorded by the Energy Secretary on July 29,
1992, August 12, 1992 and August 14, 1992, which read as follows: BUENOS AIRES, JULY 29, 1992, IN LIGHT OF the provisions in Decree No. 509 dated March 26, 1992 and Energy Department Resolution No. 99 dated June 5, 1992, and WHEREAS: This Department has exercised the powers delegated it in Decree No. 509 dated March 26, 1992, determining that the STATE-OWNED WATER AND POWER PLANT, the "Central Termica Guemes," is an independently-run business, and providing for the establishment of a corporation known as the CENTRAL TERMICA GUEMES SOCIEDAD ANONIMA, and approving its Corporate Bylaws by means of Energy Department Resolution No. 99/92. - It has become necessary to amend the above Bylaws for the purpose of harmonizing the corporation rules for all the companies it controls, as a result of the process of privatization underway in the energy industry, to ensure that the criteria governing them is consistent. - It is appropriate that exercise of the corporate rights for actions remaining in the privatization be centralized in a single government agency until such exercise is transferred through the public offering of securities or through the final arrangement of an Employee Stock Options Plan.-
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To whatever extent is deemed fit, to adopt the criteria followed for the companies CENTRAL PUERTO SOCIEDAD ANONIMA and CENTRAL COSTANERA SOCIEDAD
ANONIMA, incorporated as part of the privatization of thermal generation activities controlled by SERVICIOS ELECTRICOS DEL GRAN BUENOS AIRES SOCIEDAD ANONIMA. - The DEPARTMENT OF ENERGY is authorized to issue this document under the provisions of Article 1 of Decree No. 509 dated March 26, 1992. - To this end, the Energy Secretary hereby resolves: ARTICLE 1: - Replace paragraph two of
Article 3 in Energy Department Resolution No. 99 dated June 5, 1992 with the following text: "The shares in CENTRAL TERMICA GUEMES SOCIEDAD ANONIMA shall be registered and negotiable, with NINETY-NINE PER CENT (99%) of its capital to be owned by the FEDERAL GOVERNMENT and ONE PER CENT (1%) to be owned by AGUA Y ENERGIA ELECTRICA SOCIEDAD DEL ESTADO, until such time as they are effectively transferred to the private sector." - ARTICLE 2 - Replace Article Five of the Corporate Bylaws of CENTRAL TERMICA GUEMES SOCIEDAD ANONIMA with the following text: " Five: Capital Stock: Initial capital stock shall be in the amount of TWELVE THOUSAND PESOS (A$ 12,000), represented by SIX THOUSAND ONE HUNDRED
TWENTY (6,120) registered and negotiable shares of Class A common stock, each having a par value of ONE (1) PESO, and with the right to ONE (1) vote per share, FOUR THOUSAND SIX HUNDRED EIGHTY (4,680) registered and negotiable shares of Class B common stock, each having a par value of ONE
(1) PESO, and with the right to ONE (1) vote per share, and ONE THOUSAND TWO HUNDRED (1,200) registered and negotiable shares of Class C common stock, each having a par value of ONE (1) PESO, and with the right to ONE (1) vote per share. On the date that all of the Class A and Class B shares are transferred to the winning bidders in the International Public Auction for the sale of the Shares of the CENTRAL TERMICA GUEMES SOCIEDAD ANONIMA, or prior to that date, an increase shall be made to the capital stock through the issue of Class A, B and C shares in the proportions indicated in this Article, for an amount that will reflect the incorporation of the AGUA Y ENERGIA ELECTRICA SOCIEDAD DEL ESTADO assets transferred to the company by the ENERGY DEPARTMENT. - The Class C shares corresponding to the company's initial capital and the results of the above mentioned increase, representing TEN PER CENT (10%) of capital stock, shall remain in the possession of the ENERGY DEPARTMENT until such time as an Employee Stock Options Plan is implemented pursuant to the provisions of Chapter III of Law 23.696. - Class C shares for which the buyer has paid in the acquisition price shall be converted automatically to Class B shares." ARTICLE 3. - Replace
Article Six of the Corporate Bylaws of CENTRAL TERMICA GUEMES SOCIEDAD ANONIMA with the following text: "Six: Shares. Classes: The issue of shares relating to any other future capital increase shall be implemented in a proportion of FIFTY-ONE PER CENT (51%) Class A shares and FORTY-NINE PER CENT (49%) Class B shares. Class A, B and C shareholders shall be granted preemptive rights, and shall be entitled to increase their holdings by subscribing for the new shares the company issues, within the same Class and in proportion to their respective shareholdings. - To this end, Class B and C shareholders shall be deemed as belonging to a single Class of shares. - Should any shares remain that are not subscribed, they shall be offered to third parties. - Class A shares may not be transferred, even to holders of the same class of shares, without prior approval from the FEDERAL ELECTRICAL REGULATORY AGENCY, or lacking that, from the ENERGY DEPARTMENT. - Applications to transfer shares must indicate the name of the buyer, the number of shares to be transferred, the prices and any other conditions of the transaction. - If, within NINETY (90) days following the application for approval, the FEDERAL ELECTRICAL REGULATORY AGENCY,
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or lacking that, the ENERGY DEPARTMENT, fails to respond, the application shall be understood to be approved, and the shareholder may validly transfer its shares to the indicated buyer. - No Class A shares may be encumbered, or otherwise offered in guarantee voluntarily, without prior approval from the FEDERAL ELECTRICAL REGULATORY AGENCY, or lacking that, from the ENERGY DEPARTMENT. - If, within NINETY (90) days following the application for approval, the FEDERAL ELECTRICAL REGULATORY AGENCY, or lacking that, the ENERGY DEPARTMENT, fails to respond, the application shall be understood to be approved. Any transfer, lien or encumbrance of shares made in violation of the provisions of these bylaws shall be lacking in effect." ARTICLE 4. - Replace Article Eight of the Corporate Bylaws of CENTRAL TERMICA GUEMES SOCIEDAD ANONIMA with the following text: "Eight: Administration: The company shall be governed by a Board of Directors made up of THREE (3) to FIFTEEN (15) members, the actual number to be established by the Shareholders' Meeting electing them. - Each class of shareholders shall elect a number of directors in proportion to the shareholdings it represents, pursuant to Article 262 of Law No. 19.550 (as amended in 1984). - Provided that Class C shares represent at least SIX PER

CENT (6%) of the total shares issued by the company, the Class C shareholders, as a group of shareholders of that Class, and whether in General or Special Meetings of Shareholders, shall have the right to elect one acting director and one alternate. - Should the above minimum percentage of shares not be met, they shall lose said right, and for these purposes, they shall vote jointly with holders of Class B shares. - An equal number of alternate directors shall also be determined by the class of shareholders. - The alternates shall replace acting members elected for the same class in cases of temporary or permanent vacancy. - On electing alternate directors, shareholder classes shall determine the order in which each shall replace the acting members. - Directors shall serve for a term of TWO (2) years, however, they shall remain members until they are replaced by the Shareholders' Meeting or reelected under the terms of this Article." - ARTICLE 5. - Replace Article Fourteen of the Corporate Bylaws of CENTRAL TERMICA GUEMES SOCIEDAD ANONIMA with the following text: "Fourteen:
Shareholder Trustees: The General Meeting of Shareholders shall appoint THREE
(3) acting shareholder trustees who shall act jointly under the name of the "Auditing Committee." Meetings of the Committee shall require the attendance of all three (3) members, and decisions shall be passed on receiving affirmative votes from at least TWO (2) committee members, notwithstanding any rights or obligations accorded to dissenting members under the law. - An equal number of alternate statutory auditors as there are acting members shall be elected. Shareholder trustees shall serve for a term of TWO (2) years, and may be reelected. They shall have the powers and duties set for them under Article 294 of Law No. 19.550 (as amended in 1984). - Resolutions adopted by this body shall be recorded in a Book of Minutes to be kept for these purposes. Class B and C shares, considered solely for these purposes as a single class of shares, shall be entitled to appoint ONE (1) Acting Statutory Auditor and ONE (1) Alternate Statutory Auditor. The remaining members of the Auditing Committee shall be elected by holders of Class A shares." - ARTICLE 6. - Replace Article Twenty-Four of the Corporate Bylaws of CENTRAL TERMICA GUEMES SOCIEDAD ANONIMA with the following text: "Twenty-Four: Transitional Clause.
Continuation: For as long as the Class C shares continue to be held by the Federal Government, the acting and the alternate Shareholder trustees, shall be appointed by the GENERAL AUDITORS COMMISSION FOR STATE-OWNED COMPANIES or by any agency replacing it, as corresponds to said class of shares. - ARTICLE 7. - Have the amendments to the Bylaws of CENTRAL TERMICA GUEMES SOCIEDAD ANONIMA set forth herein entered in the official notary record through the office of the NOTARY GENERAL OF THE NATION, without any implication of expenditure of any kind being implied, pursuant to the terms of Article 4 of Decree No. 509/92. Authorize the DEPUTY SECRETARY OF ENERGY and the official for the STATE-OWNED WATER AND POWER PLANT and/or the officers appointed by them to sign the related public instrument and to subscribe and contribute the initial capital on behalf of the agencies they represent, with powers to carry out all actions needed for the founding and startup of the company mentioned in the preceding paragraph. - ARTICLE 8. - Have the amendments to the Bylaws of CENTRAL TERMICA GUEMES SOCIEDAD ANONIMA filed with the Corporate Records Office and other relevant Public Records, to which end use the publication of this document in the Official Gazette, as provided under Article 10 of Law No. 19.550 (as amended in 1984), pursuant to the terms of Article 5 of Decree No. 509/92. - To this end, authorize the official for the STATE-OWNED WATER AND POWER PLANT and/or the officer he appoints. - ARTICLE 9. - Send notice to the Two-Chamber Commission created under Article 14 of Law No.
23.696. - ARTICLE 10. - This document shall take effect as of the date of its issue. - ARTICLE 11. - Record, send notice and publish and issue a copy to the Federal Office of Records and file a copy. - ENERGY DEPARTMENT RESOLUTION NO. 133. - CARLOS MANUEL BASTOS. - Eng. Carlos Manuel Bastos, Energy Secretary. - BUENOS AIRES, AUGUST 12, 1992, IN LIGHT OF the provisions in Decree No. 509 dated March 26, 1992 and ENERGY DEPARTMENT Resolutions No. 99 dated June 5, 1992, and No. 133 dated July 29, 1992, and WHEREAS: This Department has exercised the powers delegated it in Decree No. 509 dated March 26, 1992, determining that the STATE-OWNED WATER AND POWER PLANT, the "Central Termica Guemes," is an independently-run business, and providing for the establishment of a corporation known as the CENTRAL TERMICA GUEMES SOCIEDAD ANONIMA, and approving its Corporate Bylaws by means of Energy Department Resolution No. 99/92. - Those Bylaws were amended by Energy Department Resolution No. 133/92 for the purpose of harmonizing the corporation rules for all the other corporations founded as a result of the process of privatization of the power generation and distribution activities handled by SERVICIOS ELECTRICOS DEL GRAN BUENOS AIRES SOCIEDAD ANONIMA. - For the purposes of placing them within the context of the criteria defined for implementing an Employee Stock Options Plan, it has become necessary to define the means by which Class C shares shall be converted to Class B shares, while taking into account both a stockholder's personal wishes as well as those of the Class as a group, and consequently, adjusting the preemptive rights for subscribing new shares. - The DEPARTMENT OF ENERGY is authorized to issue this document under the provisions of Article 1 of Decree No. 509 dated March 26, 1992. - To this end, the ENERGY SECRETARY HEREBY
RESOLVES: ARTICLE 1: - Replace the last paragraph of Article Five of the Corporate Bylaws of CENTRAL TERMICA GUEMES SOCIEDAD ANONIMA, which was amended by Article 2 of Resolution No. 133 dated July 29, 1992, with the following text:
"The Class C shares corresponding to the company's initial capital and the results of the above mentioned increase, representing TEN PER CENT (10%) of capital stock, shall remain in the possession of the ENERGY DEPARTMENT until such time as an Employee Stock Options Plan is implemented pursuant to the provisions of Chapter III of Law 23.696. - Class C shares for which the buyer has paid in the acquisition price may be converted to Class B shares, if a Special Meeting of Class C Shareholders so decides by a simple majority of votes." - ARTICLE 2. - Replace the second paragraph of Article Six of the Corporate Bylaws of CENTRAL TERMICA GUEMES SOCIEDAD

ANONIMA, which was amended by Article 3 of Resolution No. 133 dated July 29, 1992, with the following text: "Class A, B and C shareholders shall be granted preemptive rights, and shall be entitled to increase their holdings by subscribing for the new shares the company issues, within the same Class and in proportion to their respective shareholdings. - To this end, Class B and C shareholders shall be deemed as belonging to a single Class of shares in the circumstances provided for in the last section of the previous article. - Should any shares remain that are not subscribed, they shall be offered to third parties. - ARTICLE 3. - Have the amendments to the Bylaws of CENTRAL TERMICA GUEMES SOCIEDAD ANONIMA set forth herein entered in the official notary record through the office of the NOTARY GENERAL OF THE NATION, without any implication of expenditure of any kind being implied, pursuant to the terms of Article 4 of Decree No. 509/92. - ARTICLE 4. - Have the amendments to the Bylaws of CENTRAL TERMICA GUEMES SOCIEDAD ANONIMA filed with the Corporate Records Office and other relevant Public Records, to which end use the publication of this document in the Official Gazette, as provided under Article 10 of Law No. 19.550 (as amended in 1984), pursuant to the terms of Article 5 of Decree No. 509/92. - To this end, authorize the official for the STATE-OWNED WATER AND POWER PLANT and/or the officer he appoints. -
ARTICLE 5. - Send notice to the Two-Chamber Commission created under Article 14 of Law No. 23.696. - ARTICLE 6. - This document shall take effect as of the date of its issue. - ARTICLE 7. - Record, send notice and publish and issue a copy to the Federal Office of Records and file a copy. - ENERGY DEPARTMENT RESOLUTION NO. 145. - CARLOS MANUEL BASTOS. - Eng. Carlos Manuel Bastos, Energy Secretary.-

BUENOS AIRES, AUGUST 14, 1992, IN LIGHT OF the provisions in Decree No. 509 dated March 26, 1992 and ENERGY DEPARTMENT Resolutions No. 99 dated June 5, 1992, No. 133 dated July 29, 1992 and No. 145 dated August 12, 1992, and
WHEREAS: This Department has exercised the powers delegated it in Decree No. 509 dated March 26, 1992, determining that the STATE-OWNED WATER AND POWER PLANT, the "Central Termica Guemes," is an independently-run business, and providing for the establishment of a corporation known as the CENTRAL TERMICA GUEMES SOCIEDAD ANONIMA, and approving its Corporate Bylaws by means of Energy Department Resolution No. 99/92. - It has become necessary to amend those Bylaws in the end of altering its provisions for the purpose of the International Public Auction for the sale of SIXTY PER CENT (60%) of the capital stock of CENTRAL TERMICA GUEMES SOCIEDAD ANONIMA, which was previously approved by M.E. and O.S.P. Resolution No. 727 dated June 18, 1992. - The DEPARTMENT OF ENERGY is authorized to issue this document under the provisions of Article 1 of Decree No. 509 dated March 26, 1992. - To this end, the Energy Secretary hereby resolves: ARTICLE 1: - Replace the first paragraph of Article Five of the Corporate Bylaws of CENTRAL TERMICA GUEMES SOCIEDAD ANONIMA, amended by Article 2 of Energy Department Resolution No. 133 dated July 29, 1992, with the following text: "Five: Capital Stock: Initial capital stock shall be in the amount of TWELVE THOUSAND PESOS (A$ 12,000), represented by SEVEN THOUSAND TWO HUNDRED (7,200) registered and negotiable shares of Class A common stock, each having a par value of ONE (1) PESO, and with the right to ONE (1) vote per share, THREE THOUSAND SIX HUNDRED (3,600) registered and negotiable shares of Class B common stock, each having a par value of ONE (1) PESO, and with the right to ONE (1) vote per share, and ONE THOUSAND TWO HUNDRED (1,200) registered and negotiable shares of Class C common stock, each having a par value of ONE (1) PESO, and with the right to ONE (1) vote per share. On the date that all of the Class A shares are transferred to the winning bidders in the International Public Auction for the sale of the Shares of the CENTRAL TERMICA GUEMES SOCIEDAD ANONIMA, or prior to that date, an increase shall be made to the capital stock through the issue of Class A, B and C shares in the proportions indicated in this Article, for an amount that will reflect the incorporation of the AGUA Y ENERGIA ELECTRICA SOCIEDAD DEL ESTADO assets transferred to the company by the ENERGY DEPARTMENT."
ARTICLE 2. - Replace Article Six of the Corporate Bylaws of CENTRAL TERMICA GUEMES SOCIEDAD ANONIMA, amended by Article 3 of Energy Department Resolution No. 133 dated July 29, 1992, with the following text: "Six: Shares. Classes: The issue of shares relating to any other future capital increase shall be implemented in a proportion of SIXTY PER CENT (60%) Class A shares, THIRTY PER CENT (30%) Class B shares, and TEN PER CENT (10%) Class C shares. Class A, B and C shareholders shall be granted preemptive rights, and shall be entitled to increase their holdings by subscribing for the new shares the company issues, within the same Class and in proportion to their respective shareholdings. - Should any shares remain that are not subscribed, they shall be offered to third parties. - During the first five years, Class A shares may not be transferred, even to holders of the same class of shares, without prior approval from the FEDERAL ELECTRICAL REGULATORY AGENCY, or lacking that, from the

ENERGY DEPARTMENT. - Applications to transfer shares must indicate the name of the buyer, the number of shares to be transferred, the prices and any other conditions of the transaction. - If, within NINETY (90) days following the application for approval, the FEDERAL ELECTRICAL REGULATORY AGENCY, or lacking that, the ENERGY DEPARTMENT, fails to respond, the application shall be understood to be approved, and the shareholder may validly transfer its shares to the indicated buyer. - No Class A shares may be encumbered, or otherwise offered in guarantee voluntarily, without prior approval from the FEDERAL ELECTRICAL REGULATORY AGENCY, or lacking that, from the ENERGY DEPARTMENT. - If, within NINETY (90) days following the application for approval, the FEDERAL ELECTRICAL REGULATORY AGENCY, or lacking that, the ENERGY DEPARTMENT, fails to respond, the application shall be understood to be approved. Any transfer, lien or encumbrance of shares made in violation of the provisions of these bylaws shall be lacking in effect." ARTICLE 3. - Replace the second paragraph of Article Eight of the Corporate Bylaws of CENTRAL TERMICA GUEMES SOCIEDAD ANONIMA, amended by Energy Department Resolution No. 133 dated July 29, 1992, with the following text: "To the extent that the

Class C shares represent less than SIX PER CENT (6%) of the capital stock, holders of such shares shall lose the right to elect Directors as an independent class, and shall vote jointly with holders of Class B shares. - ARTICLE 4. - Have the amendments to the Bylaws of CENTRAL TERMICA GUEMES SOCIEDAD ANONIMA set forth herein entered in the official notary record through the office of the NOTARY GENERAL OF THE NATION, without any implication of expenditure of any kind being implied, pursuant to the terms of Article 4 of Decree No. 509/92. Authorize the DEPUTY SECRETARY OF ENERGY and the official for the STATE-OWNED WATER AND POWER PLANT and/or the officers appointed by them to sign the related public instrument on behalf of the agencies they represent, with powers to carry out all actions needed for the founding and startup of the company mentioned in the preceding paragraph. - ARTICLE 5. - Have the amendments to the Bylaws of CENTRAL TERMICA GUEMES SOCIEDAD ANONIMA filed with the Corporate Records Office and other relevant Public Records, to which end use the publication of this document in the Official Gazette, as provided under Article 10 of Law No. 19.550 (as amended in 1984), pursuant to the terms of Article 5 of Decree No. 509/92. - To this end, authorize the official for the STATE-OWNED WATER AND POWER PLANT and/or the officer he appoints. - ARTICLE 6. - Send notice to the Two-Chamber Commission created under
Article 14 of Law No. 23.696. - ARTICLE 7. - This document shall take effect as of the date of its issue. - ARTICLE 8. - Record, send notice, publish and issue a copy to the Federal Office of Records and file a copy. - ENERGY DEPARTMENT RESOLUTION NO. 153. - CARLOS MANUEL BASTOS. - Eng. Carlos Manuel Bastos, Energy Secretary. - I hereby attest that THIS IS A TRUE AND ACCURATE COPY. - And the party appearing in the capacity mentioned, and in consideration of the amendments made to Article Three of Resolution Number 99 dated June 5, 1992, and to Articles Five, Six, Eight, Fourteen and Twenty-Four of the Bylaws of CENTRAL TERMICA GUEMES S.A., they shall hereinafter read as follows: ARTICLE 3. - It is hereby decided that the Company, to be incorporated as provided for under
Article 2 herein, shall be governed by this Resolution, by its respective Bylaws and by Chapter II, Section V, Articles 163 to 307 and related articles of Law No. 19.550 (as amended in 1984). - The shares in CENTRAL TERMICA GUEMES SOCIEDAD ANONIMA shall be registered and negotiable, with NINETY-NINE PER CENT (99%) of its capital to be owned by the FEDERAL GOVERNMENT and ONE PER CENT (1%) to be owned by AGUA Y ENERGIA ELECTRICA SOCIEDAD DEL ESTADO, until such time as they are effectively transferred to the private sector. This Department shall hold the block of stocks owned by the Government and shall exercise the resulting corporate rights. The GENERAL AUDITORS COMMISSION FOR STATE-OWNED COMPANIES or any agency replacing it shall be in charge of any corporate transactions during the term indicated in the previous paragraph. - Five: Capital Stock: Initial capital stock shall be in the amount of TWELVE THOUSAND PESOS (A$ 12,000), represented by SEVEN THOUSAND TWO HUNDRED (7,200) registered and negotiable shares of Class A common stock, each having a par value of ONE (1) PESO, and with the right to ONE (1) vote per share, THREE THOUSAND SIX HUNDRED (3,600) registered and negotiable shares of Class B common stock, each having a par value of ONE (1) PESO, and with the right to ONE (1) vote per share, and ONE THOUSAND TWO HUNDRED (1,200) registered and negotiable shares of Class C common stock, each having a par value of ONE (1) PESO, and with the right to ONE (1) vote per share. On the date that all of the Class A shares are transferred to the winning bidders in the International Public Auction for the sale of the Shares of the CENTRAL TERMICA GUEMES SOCIEDAD ANONIMA, or prior to that date, an increase shall be made to the capital stock through the issue of Class A, B and C shares in the proportions indicated in this Article, for an amount that will reflect the incorporation of the

AGUA Y ENERGIA ELECTRICA SOCIEDAD DEL ESTADO assets transferred to the company by the ENERGY DEPARTMENT. The Class C shares corresponding to the company's initial capital and the results of the above mentioned increase, representing TEN PER CENT (10%) of capital stock, shall remain in the possession of the ENERGY DEPARTMENT until such time as an Employee Stock Options Plan is implemented pursuant to the provisions of Chapter III of Law 23.696. - Class C shares for which the buyer has paid in the acquisition price may be converted to Class B shares, if a Special Meeting of Class C Shareholders so decides by a simple majority of votes. - Six: Shares. Classes: The issue of shares relating to any other future capital increase shall be implemented in a proportion of SIXTY PER CENT (60%) Class A shares, THIRTY PER CENT (30%) Class B shares, and TEN PER CENT (10%) Class C shares. Class A, B and C shareholders shall be granted preemptive rights, and shall be entitled to increase their holdings by subscribing for the new shares the company issues, within the same Class and in proportion to their respective shareholdings. - Should any shares remain that are not subscribed, they shall be offered to third parties. - During the first FIVE (5) years,

Class A shares may not be transferred, even to holders of the same class of shares, without prior approval from the FEDERAL ELECTRICAL REGULATORY AGENCY, or lacking that, from the ENERGY DEPARTMENT. - Applications to transfer shares must indicate the name of the buyer, the number of shares to be transferred, the prices and any other conditions of the transaction. - If, within NINETY (90) days following the application for approval, the FEDERAL ELECTRICAL REGULATORY AGENCY, or lacking that, the ENERGY DEPARTMENT, fails to respond, the application shall be understood to be approved, and the shareholder may validly transfer its shares to the indicated buyer. - No Class A shares may be encumbered, or otherwise offered in guarantee voluntarily, without prior approval from the FEDERAL ELECTRICAL REGULATORY AGENCY, or lacking that, from the ENERGY DEPARTMENT. - If, within NINETY (90) days following the application for approval, the FEDERAL ELECTRICAL REGULATORY AGENCY, or lacking that, the ENERGY DEPARTMENT, fails to respond, the application shall be understood to be approved. Any transfer, lien or encumbrance of shares made in violation of the provisions of these bylaws shall be lacking in effect. - Eight: Administration:
The company shall be
governed by a Board of Directors made up of THREE (3) to FIFTEEN (15) members, the actual number to be established by the Shareholders' Meeting electing them.
- Each class of shareholders shall elect a number of directors in proportion to the capital stock it represents, pursuant to Article 262 of Law No. 19.550 (as amended in 1984). - To the extent that the Class C shares represent less than SIX PER CENT (6%) of the capital stock, holders of such shares shall lose the right to elect Directors as an independent class, and shall vote jointly with holders of Class B shares. - An equal number of alternate directors shall also be determined by class of shareholders. - The alternates shall replace acting members elected for the same class in cases of temporary or permanent vacancy. - On electing alternate directors, shareholder classes shall determine the order in which each shall replace the acting members. - Directors shall serve for a term of TWO (2) years, however, they shall remain members until they are replaced by the Shareholders' Meeting or reelected under the terms of this Article. - Fourteen: Shareholder trustees: The General Meeting of Shareholders shall appoint THREE (3) acting shareholder trustees who shall act jointly under the name of the "Auditing Committee." Meetings of the Committee shall require the attendance of all THREE (3) members, and decisions shall be passed on receiving affirmative votes from at least TWO (2) committee members, notwithstanding any rights or obligations accorded to dissenting members under the law. - An equal number of alternate shareholder trustees as there are acting members shall be elected. Shareholder trustees shall serve for a term of TWO (2) years, and may be reelected. They shall have the powers and duties set for them under Article 294 of Law No. 19.550 (as amended in 1984). - Resolutions adopted by this body shall be recorded in a Book of Minutes to be kept for these purposes. Class B and C shares, considered solely for these purposes as a single class of shares, shall be entitled to appoint ONE (1) Acting Statutory Auditor and ONE (1) Alternate Statutory Auditor. The remaining members of the Auditing Committee shall be elected by holders of Class A shares. - Twenty-Four: Transitional Clause.
Continuation: For as long as the Class C shares continue to be held by the Federal Government, the acting and the alternate Shareholder trustees, shall be appointed by the GENERAL AUDITORS COMMISSION FOR STATE-OWNED COMPANIES or by any agency replacing it, as corresponds to said class of shares. - AND I HEREBY ADD:
That the amendments to the Bylaws of CENTRAL TERMICA GUEMES S.A. have hereby been entered in the official Notary Record of the Nation starting on page 959, with application made to this Notary to issue the certifications required for its filing with the Corporate Records Office. - REPRESENTATION: The legal representation claimed by Doctor Alfredo Jose Castanon in his capacity as Vice President of the Central Termica Guemes S.A. is supported by the Articles of Incorporation for said company in a document filed in this same Notary Record on page 584 and dated July 27, 1992, which is pending filing with the Corporate Records Office.
- Having read the document to the party appearing, he acknowledged and signed it before me. So witnessed.

[signatures]

[stamp] Office of the Federal Notary
Horacio A. D'Albora
Licensed Notary

This copy matches the master copy I had before me on page nine hundred fifty-nine of the official Notary Record of the nation, for which I am the Licensed Notary. - I hereby issue this first certified copy for the CENTRAL TERMICA GUEMES SOCIEDAD ANONIMA, appearing on thirteen double-sided pages, that I have signed on the date and in the place where it was issued.

[signature]

[stamp] Office of the Federal Notary
Horacio A. D'Albora
Licensed Notary

Certified photocopy recorded in the book of Notary Acts No. C00 6496976.

[signature]

[illegible stamp]

C006549026

[signature]

[illegible stamp]

GENERAL JUSTICE INSPECTORATE      PAGE:


Process  Description                    Process No.

00290    ESTABLISHMENT OF ORDINARY PROCESS



Series No. 1562323
Corporation CENTRAL TERMICA GUEMES
Previously:
Registered with this Registry under number    2894 of book 111, volume A
of SA
document(s) 124 and 218
and/or private instruments:

                                        Buenos Aires, [illegible date]


[illeg. seal and signature]

I CERTIFY that the twenty-seven (27) preceding photocopies are true and accurate
                   -----------------
copies of the original, which I have before me, to which I attest.

Salta, August 10, 2000
       ---------------
[signature]
Luis Alberto Alsina Garrido
Notary Register 120 - Salta
[illegible legalization stamp]

                                    [seals]
                               PROVINCE OF SALTA
                            ASSOCIATION OF NOTARIES



                                 NOTARIZATIONS

THE ASSOCIATION OF NOTARIES OF THE PROVINCE OF SALTA, REPUBLIC OF ARGENTINA, BY
             VIRTUE OF THE AUTHORITY VESTED THEREIN BY LAW No. 5343


                                   CERTIFIES

THAT THE SIGNATURE AND SEAL OF NOTARY [illeg. name]


                 AS CONTAINED ON THE ATTACHED DOCUMENT BEARING

                          NOTARIZATION No. A 00024383

                                 ARE AUTHENTIC

                                August 11, 2000



This notarization does not apply to the content and form of the document itself



                      [several illeg. seals and signature]